GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Investor, Class R, Class R6, and Class P Shares

of the

Goldman Sachs GQG Partners International Opportunities Fund

(the “Fund”)

Supplement dated June 29, 2022 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated February 28, 2022

Effective July 1, 2022, Brian Kersmanc’s title will be updated to portfolio manager for the Fund and James Anders and Sudarshan Murthy will also serve as portfolio managers for the Fund. Rajiv Jain will continue to serve as a portfolio manager for the Fund.

Accordingly, effective on July 1, 2022, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the second paragraph in the “Portfolio Manager” subsection of the “Goldman Sachs GQG Partners International Opportunities Fund—Summary—Portfolio Management” section of the Prospectuses, as well as the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Rajiv Jain, Chairman and Chief Investment Officer, GQG Partners, has managed the Fund since 2016; James Anders, CFA, Portfolio Manager and Senior Investment Analyst, GQG Partners, has managed the Fund since July 2022; Brian Kersmanc, Portfolio Manager and Senior Investment Analyst, GQG Partners, has managed the Fund since 2019; and Sudarshan Murthy, CFA, Portfolio Manager and Senior Investment Analyst, GQG Partners, has managed the Fund since July 2022.

The following replaces in its entirety the “Sub-Adviser Portfolio Management Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Under normal circumstances, the Portfolio Managers who are jointly and primarily responsible for the day-to-day management of the Fund are identified below. Investment decisions are typically made collaboratively, although, as Chief Investment Officer, Mr. Jain has the right to act unilaterally.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Rajiv Jain Chairman and Chief Investment Officer, GQG Partners LLC	Portfolio Manager— GQG Partners International Opportunities Fund	Since 2016	Mr. Jain is the Chairman, Chief Investment Officer and Portfolio Manager of GQG Partners LLC. Mr. Jain joined GQG Partners in June 2016. Previously, Mr. Jain served as a Co-Chief Executive Officer (from July 2014) and Chief Investment Officer and Head of Equities (from February 2002) at Vontobel Asset Management, Inc.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
James Anders, CFA Portfolio Manager and Senior Investment Analyst, GQG Partners LLC	Portfolio Manager— GQG Partners International Opportunities Fund	Since July 2022	Mr. Anders is a portfolio manager for the GQG Partners International Equity Strategy. Mr. Anders has been a senior analyst on GQG Partners’ investment team since he joined the firm in 2017. From 2013-2017, Mr. Anders was a Senior Vice President and research analyst at Mercator Asset Management, and from 2008 to 2013, Mr. Anders served as a research analyst at Consilium Investment Management.
Brian Kersmanc Portfolio Manager and Senior Investment Analyst, GQG Partners LLC	Portfolio Manager— GQG Partners International Opportunities Fund	Since 2019	Mr. Kersmanc is a portfolio manager for the GQG Partners International Equity Strategy. From 2019-June 2022, Mr. Kersmanc was a deputy portfolio manager on the Strategy and has been a senior analyst on GQG Partners’ investment team since he joined the firm in 2016. Prior to joining GQG Partners in 2016, Mr. Kersmanc spent six years, from 2010 to 2016, in various roles at Jennison Associates.
Sudarshan Murthy, CFA Portfolio Manager and Senior Investment Analyst, GQG Partners LLC	Portfolio Manager— GQG Partners International Opportunities Fund	Since July 2022	Mr. Murthy is a portfolio manager for the GQG Partners International Equity Strategy. Mr. Murthy has been a senior analyst on GQG Partners’ investment team since he joined the firm in 2016. Mr. Murthy was an analyst with Matthews International Capital from 2011 to 2016 and a sell-side research associate at Sanford C. Bernstein from 2010 to 2011

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

The following supplements the table in the “Portfolio Managers—Other Accounts Managed by the Portfolio Manager” subsection of the “Management Services” section of the SAI:

	Number of Other Accounts Managed and Total Assets by Account Type					Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
James Anders[1]	7	$2,892	27	$16,684	30	$16,441	0	$0	2	248	5	$6,653
Sudarshan Murthy[2]	2	$10,337	7	$9,262	9	$5,116	0	$0	0	$0	1	$512

*	Asset information is in USD millions unless otherwise specified. Information is as of May 31, 2022.

[1]

Other than two accounts included under “Registered Investment Companies,” these accounts are those that, as of May 31, 2022, James Anders was named the deputy portfolio manager. Rajiv Jain had full discretion and exercised sole decision making authority over such accounts and other accounts managed in the same strategy as the Fund, except in any instances of Mr. Jain’s extended and unplanned unavailability.

[2]

These accounts are those that, as of May 31, 2022, Sudarshan Murthy was named the deputy portfolio. Rajiv Jain had full discretion and exercised sole decision making authority over such accounts and other accounts managed in the same strategy as the Fund, except in any instances of Mr. Jain’s extended and unplanned unavailability.

The following replaces in its entirety the paragraph in the “Portfolio Managers—Compensation” subsection of the “Management Services” section of the SAI:

Compensation. Each portfolio manager receives a fixed salary, retirement benefits, investment management services from the Sub-Adviser, and, in the case of Messrs. Anders, Kersmanc and Murthy, variable compensation, which includes a discretionary annual bonus that is based on both a qualitative and quantitative evaluation of the portfolio manager’s performance and the Sub-Adviser’s overall performance and profitability. A portion of the discretionary annual bonus is typically paid in cash each year, and the remainder of the bonus is normally allocated to a deferred compensation plan, subject to a vesting schedule and paid out over time (e.g., 3 years). Amounts deferred under the plan earn the rate of return earned by the Institutional Shares class of another mutual fund advised by the Sub-Adviser, calculated gross of management fees but net of other operating expenses. No portfolio manager’s compensation is directly based on the value of assets in the Fund’s portfolio. In addition, from time-to-time, employees of the Sub-Adviser, including Messrs. Anders, Kersmanc and Murthy, may receive an award of restricted stock units in the Sub-Adviser’s parent company, GQG Partners Inc. The grant of any such award is subject to the discretion of the Board of Directors of GQG Partners Inc.

The following supplements the table in the “Portfolio Managers—Portfolio Manager’s Ownership of Securities in the Fund” subsection of the “Management Services” section of the SAI:

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
James Anders[1]	$10,001 – $50,000
Sudarshan Murthy[1]	None

[1]	Information is as of June 6, 2022.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

GQGTBDSTK 06-22